As filed with the Securities and Exchange Commission on March 9, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05128

                          THE SWISS HELVETIA FUND, INC.
                     1270 Avenue of the Americas, Suite 400
                            New York, New York 10020
                                 1-888-SWISS-00

                        Rodolphe E. Hottinger, President
                                Hottinger et Cie
                               3 Place des Bergues
                                    C.P. 395
                                 CH-1201 Geneva
                                   Switzerland

                   Date of fiscal year end: December 31, 2005

          Date of reporting period: January 1, 2005 - December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers


Paul Hottinguer                   Baron Hottinger
CHAIRMAN                          DIRECTOR EMERITUS
Eric R. Gabus+                    Rodolphe E. Hottinger
VICE CHAIRMAN (NON OFFICER)       PRESIDENT
Jean-Marc Boillat                 CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf Millisits
Paul R. Brenner, Esq.             SENIOR VICE PRESIDENT TREASURER
DIRECTOR                          Philippe R. Comby, CFA
Alexandre de Takacsy              VICE PRESIDENT
DIRECTOR                          Edward J. Veilleux
Claude Frey                       VICE PRESIDENT
DIRECTOR                          SECRETARY
Michael Kraynak, Jr.              Leslie K. Klenk
DIRECTOR                          ASSISTANT SECRETARY
Claude Mosseri-Marlio*            Frederick Skillin
DIRECTOR                          ASSISTANT TREASURER
Didier Pineau-Valencienne*        Sara M. Morris
DIRECTOR                          ASSISTANT TREASURER
Stephen K. West, Esq.             Peter R. Guarino, Esq.
DIRECTOR                          CHIEF COMPLIANCE OFFICER
Samuel B. Witt III, Esq.**
DIRECTOR
-------------------------------------------------------------------------------
 *AUDIT COMMITTEE MEMBER           +GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
**AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp. ("HCC"), which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, Sion, Lugano, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund had a Morningstar overall rating of three stars as of December 31, 2005. Of course, past performance is no guarantee of future results. See the footnote on page 3 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S and the Monday edition of THE WALL STREET JOURNAL.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders


GLOBAL MARKET OVERVIEW
    The benign interest rate environment and tame inflation, combined with strong growth in India and China and sustained consumer spending in the U.S., were the main drivers for the strong global equity showing in 2005. Currencies were influenced by interest rate expectations, and in quite a few markets strong performance in local currencies was partially lost when translated into U.S. dollars. As was the case in 2004, small- and mid-cap stocks outperformed large-cap stocks; emerging markets outperformed developed markets; and value outperformed growth. The energy and raw material sectors continued to benefit from the strength of the emerging market economies.

SWISS MARKET REVIEW AND FUND PERFORMANCE
    The Swiss market was among the strongest in Europe, and Europe had better performance in U.S. dollar terms than the United States. Factors behind the strength in the Swiss market included a more accommodative monetary policy, better exposure to emerging markets and the continued trend towards more business combinations. Mergers and acquisitions activity has just started in Europe with the establishment of a pan-European debt market to finance buy-out groups. Political setbacks (such as the EU constitutional referendum) have largely been ignored by the Swiss and European markets. International money has continued its significant flows into Europe and Switzerland in anticipation of improvement in the economic landscape, in valuations, and in earnings growth. This compares favorably with the U.S. market which is thought by many to be plateauing or deteriorating.

    As investor outlook becomes as global as the economy, investors are increasingly paying less attention to the national location of particular companies. Valuations across borders have converged strongly. Switzerland out-performed the rest of Europe, thanks to the worldwide dominance of its large corporations such as UBS AG, Nestle AG, Novartis AG and Roche AG. Nestle and UBS are harvesting the benefits of years of incisive investments and restructuring programs. Swiss pharmaceutical companies continue to benefit from a strong pipeline of new products and much lower exposure to patent expirations than their peers. In addition, in the mid-cap segment several companies have emerged as global leaders. These include Kuehne & Nagel International AG in trade forwarding and logistics, Sika AG in specialty chemicals and SGS Societe Generale de Surveillance Holding SA in industrial inspections, testing and verification services. As we have noted in past reports; Swiss companies, faced with a small domestic market, survived by expanding internationally early in their history. This put them in position to benefit from the current trend toward globalization.

    The Fund clearly outperformed the Standard and Poor's 500 Index as measured in U.S. dollars, despite an appreciation of the U.S. dollar versus the Swiss franc, but underperformed the Swiss Performance Index (SPI) by 2.41% in Swiss francs. This is mostly due to the large increase in stock

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

prices of the largest companies in the SPI since September. The Fund historically, and for regulatory reasons, is less concentrated than the SPI in the top five companies.

    As of December 31, 2005, the Fund had a rating of three stars from Morningstar.*

*Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of December 31, 2005, there were 9 funds in the Fund's asset category rated by Morningstar.

SWISS MARKET NEWS
    Swiss Reinsurance Company has agreed to acquire GE Insurance Solutions, the fifth largest worldwide reinsurer, from General Electric Company. Once this acquisition receives regulatory and shareholder approval, Swiss Reinsurance Company will become the world's largest reinsurer, ahead of Munich RE.

    Adecco SA is no longer co-chaired as Philippe Floriel-Destezet resigned as a co-chairman. Klaus Jacobs, who shared the role of chairman with Mr. Floriel-Destezet, is taking over as sole chairman and interim CEO. At the end of December, Jacobs Holding owned 22% of Adecco.

    In December, the U.S. Bankruptcy Court in Pittsburgh, Pennsylvania issued a plan that would settle one of ABB Ltd.'s biggest asbestos liabilities. Although this plan must be affirmed by the District Court and not be appealed, it is an important step towards final resolution of the asbestos issue.

    Crucell, a Dutch biotechnology company, made a bid in December for Berna Biotech AG, the Swiss vaccine company.

SWISS ECONOMIC NOTES
    On December 15, 2005, the Swiss National Bank (SNB), strictly following the European Central Bank (ECB) monetary policy, increased the target range for the three-month LIBOR by 0.25% to 0.50-1.50% and intends to hold the rate in the middle of the target range for the time being.

    By increasing the rates, SNB responded to the positive signs of an economic recovery. The third quarter exceeded the previous quarter by an annualized figure of 4.3%. While this was mainly driven by the export sector, SNB noted that the domestic economy seems to be gradually picking up as well. For 2005, SNB increased its forecasts for GDP growth from 1% to 1.5%, and for 2006 it forecasts a growth rate slightly higher than 2%. With three-month LIBOR at 1%, SNB forecasts inflation rates to be at 0.8% and 1.2%, respectively, for 2006 and 2007. This will continue an expansionary monetary policy.

    The unemployment rate decreased in October from 3.8% to 3.7%. SNB expects a more pronounced recovery in the labor market, as it sees signs of a recovery in corporate investments in the third quarter of 2005.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


    The interest rate on the 10-year confederation bond finished the year at 1.96%, after reaching a peak of 2.28% in the beginning of November.

CURRENCIES
    The increase in the interest rate differential in the context of the global savings glut has been a short-term driver for the U.S. dollar, which appreciated 15.90% against the Swiss franc. The Swiss franc was almost flat against the euro, which is explained by the monetary policies of SNB and ECB. The appreciation of the U.S. dollar could be challenged as ECB and, in its steps, SNB started to increase rates in the last quarter of 2005.

------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
------------------------------------------------------------------------------------------------------------------
                                              TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31,          CUMULATIVE
-------------------------------- ------ --------------------------------------------------------    PERFORMANCE
                                  2005  2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-12/31/05
-------------------------------- ------ ----- ------ ------- ------- ------ ------ ------ ------ -----------------
SWISS HELVETIA FUND              33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%      151.27%
Swiss Performance Index (SPI)    35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%      128.59%
Swiss Market Index (SMI)         33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%       92.37%
Switzerland iShares/2/ (Formerly
 called Webs Switzerland)        32.45% 6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%       90.04%
CS Equity Swiss Blue Chips/3,7/  32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%       94.21%
UBS (CH) Equity Fund/4,7/        33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%       91.99%
Pictet (CH)--Swiss Equities/5,7/ 37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%      100.13%
Saraswiss (Bank Sarasin)/6,7/    33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%       82.71%

/1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NET ASSET VALUE OVER A SPECIFIED PERIOD. IN EACH CASE, TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE. /2/SWITZERLAND ISHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND INVEST IN MOST OF THE SAME STOCKS LISTED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24 AND 12/31/04 = 1.14, 12/31/05=1.32.
/3/ THIS FUND INVESTS IN EQUITIES ISSUED BY LEADING SWISS COMPANIES. STOCK SELECTION IS BASED ON ECONOMIC, SECTOR AND COMPANY ANALYSES. PREFERENCE IS GIVEN TO LARGE-CAP COMPANIES.
/4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES LISTED ON THE SWISS STOCK EXCHANGE (SWX) AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7 /THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


           ---------------------------------------------------------
                                                      YEAR ENDED
                                                   DECEMBER 31, 2005
           --------------------------------------- -----------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                35.61%
           Swiss Helvetia Fund
            Based on Net Asset Value                    33.20%
           CHANGE IN U. S. DOLLAR VS. SWISS FRANC       15.90%
           SWISS HELVETIA FUND PERFORMANCE IN U.S. DOLLARS
            Based on Net Asset Value                    14.92%
            Based on Market Price                       13.11%
           S & P 500 Index                               4.91%
           MSCI EAFE Index                              13.54%
           Lipper European Fund Index (10 Largest)      11.84%
           Lipper European Fund Universe Average        12.29%

OUTLOOK/STRATEGY
VALUATION
    Valuation is not expected to be a driver this year for either stocks or bonds. Price earnings multiples for stocks are in line with historical averages but on the high side when adjusted for the economic cycle (normalized earnings versus current peak earnings).

    While equity risk premiums are high relative to bonds, fixed income instruments exhibit very low nominal yields and tight credit spreads (corporate bonds and emerging market debt).

    Valuations should not precipitate a severe correction in the market as long as risk free rates stay low on the long end of the curve.

INTEREST RATES
    After enjoying a period of very strong performance, Europe (not including the United Kingdom) and the emerging markets are entering a cycle of interest rate tightening while, in the United States, the Federal Reserve is expected to pause soon. This scenario would support the euro and the Swiss franc and be detrimental to the U.S. dollar.

    The U.S. yield curve is inverted, which has often preceded a recession, but this time around it could only be a sign of an economic slowdown. Technical factors such as the need for emerging market economies to recycle their surpluses and the pressure for pension funds to reform by building a strong incentive to closely match assets and liabilities, continue to create strong demand for long term debt instruments.

    On the other side, while inflation expectations are dampened by low readings on the Consumer Price Index, the Index does not capture most of the inflation occurring in financial and real estate assets.

    The slow progression of real wages (an impact of globalization) and the moderate progression in the price of goods and services is keeping central banks accommodative.

RISKS TO MONITOR
    The geo-political situation and the potential avian flu pandemic are external risk factors to assess. A sharp rise in U.S. long-term rates and a slowdown in U.S. consumer

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

spending (as inflation gives way to more stability or to deflation) are the most obvious threats to the markets. Globalization will continue to bring benefits and mitigate the impact of imbalances in the economic aggregates of different countries. The main risk here is a slowdown in this globalization process and the beginning of trade sanctions against emerging markets exporters.

STRATEGY
    For the Swiss market, Management expects strong volatility in financials and in economically-sensitive stocks, especially in the small and mid-cap areas. To counter that development the Fund's investments are directed more towards defensive large-cap stocks. Management will, however, take advantage of any volatility to buy quality financial, cyclical and growth stocks at lower levels.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. During the year ended December 31, 2005, the Fund repurchased and retired 422,100 shares at an average price of $15.56 per share (including brokerage commissions) and a weighted average discount of 13.80%. These repurchases, which had a total cost of $6,568,476, resulted in an increase of $1,044,349 to the Fund's net asset value.

    The Board has authorized the Fund to repurchase up to 1,000,000 shares during 2006.

Sincerely,

/s/ Paul Hottinguer

Paul Hottinguer
CHAIRMAN

/s/ Rodolphe Hottinger

Rodolphe Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

December 31, 2005

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited)

    The following tables set forth certain information about each person currently serving as a Director of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2005. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

                                               CLASS I INTERESTED DIRECTOR
                                               (TERM WILL EXPIRE IN 2007)
-------------------------------------------------------------------------------------------------------------------------
     NAME,       POSITION(S) TERM OF OFFICE                PRINCIPAL                OTHER DIRECTORSHIPS SHARES AND DOLLAR
    ADDRESS       WITH FUND  AND LENGTH OF               OCCUPATION(S)               HELD BY DIRECTOR       RANGE OF
     & AGE                    TIME SERVED     DURING AT LEAST THE PAST FIVE YEARS                         COMMON STOCK
                                                                                                          BENEFICIALLY
                                                                                                            OWNED AT
                                                                                                        DEC. 31, 2005/1/
-------------------------------------------------------------------------------------------------------------------------
 Mr. Alexandre    Director   Director from   Senior Advisor to the Hottinger Group         None               735
 de Takacsy/2/                  1987 to      and President of Hottinger U.S., Inc.                         $1-$10,000
   Financiere                 February 8,    until December 2004; Vice Chairman of
   Hottinguer                1994 and since   the Board, Director, President and
43, rue Taitbout             September 17,    Secretary: Hottinger Capital Corp.;
  75009 Paris                    1998.      Retired Senior Executive: Royal Bank of
     France                                                 Canada.

     Age 76
-------------------------------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)

                                                    CLASS I NON-INTERESTED DIRECTOR
                                                      (TERM WILL EXPIRE IN 2007)
---------------------------------------------------------------------------------------------------------------------
    NAME,       POSITION(S)   TERM OF OFFICE                 PRINCIPAL                      OTHER DIRECTORSHIPS
   ADDRESS       WITH FUND    AND LENGTH OF                OCCUPATION(S)                     HELD BY DIRECTOR
    & AGE                      TIME SERVED      DURING AT LEAST THE PAST FIVE YEARS



----------------------------------------------------------------------------------------------------------------------
Mr. Jean-Marc     Director    Director since    Ambassador of Switzerland, retired.                 None
   Boillat                     2005; Member
  Les Gradas                      of the
    47120                      Governance/
Villeneuve de                   Nominating
    Duras                       Committee
    France                     since 2005.

    Age 64
----------------------------------------------------------------------------------------------------------------------
Mr. Claude W.    Director;    Director since  President of the Swiss Parliament from    Chairman of the Board: Infra
     Frey      Member of the      1995.        1994 to 1995; President of the Swiss    Tunnel SA (Marin); Beton Frais
   Clos 108     Governance/                    Police Academy (Neuchatel) from 1996      SA (Marin); Member of the
2012 Auvernier   Nominating                   to 2003; Member of the Swiss Parliament    Board: Dexia Banque Privee
 Switzerland     Committee                       from 1979 to 2003; Parliamentary        (Suisse), Zurich; SCCM SA
                since 2002.                      Assembly of the Council of Europe     (Crans-Montana); President of
    Age 62                                        (Strasbourg) from 1996 to 2004;        the Steering Committee of
                                                Executive Board of the "North-South       InterNutrition (Zurich);
                                             Centre" (Lisbon) since 1999; President of   Chairman of the Executive
                                                the National Committee for Foreign       Board of the "North-South
                                             Affairs from 2001 to 2003 (Vice President Centre" (Lisbon); Chairman of
                                                from 1991 to 2001); Chairman of the      the Federal Committee for
                                             Board: Berun Frais SA (Maria) since 2002;     Employee Pension Plans
                                                Federation of Swiss Food Industries               (Berne).
                                             (Berne) from 1991 to 2001; Association of
                                               Swiss Chocolate Manufacturers (Berne)
                                              from 1991 to 2000; Swiss Association of
                                                 Biscuits and Sugar Confectioners
                                               Industries (Berne) from 1991 to 2000;
                                              Vice Chairman of the Board: Federation
                                             of Swiss Employers' Association (Zurich)
                                                        from 1997 to 2001.
----------------------------------------------------------------------------------------------------------------------
 Mr. Eric R.   Director; Vice Director since     Chairman of the Board of Societe      Vice Chairman of the Board of
    Gabus         Chairman        1987.        Neuchateloise de Presse and L'Express         Fondation Denis de
St. Dominique  (Non-Officer)                   Communication (Neuchatel) until 2002.      Rougement pour l'Europe,
    Villa       since 1994;                                                              Geneva since 1980; Deputy
  Chemin de     Chairman of                                                              Chairman: CSFB (London) to
 Carnaches 17       the                                                                1986; Executive Vice President
1815 Clarens/   Governance/                                                                of Nestle until 1982.
      VD         Nominating
 Switzerland     Committee
               since 2002 and
    Age 78     Member of the
                 Litigation
                 Committee
                from 2001 to
                   2003.
----------------------------------------------------------------------------------------------------------------------


------------------
                PRINCIPAL                 SHARES AND DOLLAR
              OCCUPATION(S)                   RANGE OF
   DURING AT LEAST THE PAST FIVE YEARS      COMMON STOCK
                                            BENEFICIALLY
                                              OWNED AT
                                          DEC. 31, 2005/1/
-----------------------------------------------------------
   Ambassador of Switzerland, retired.          None








-----------------------------------------------------------
 President of the Swiss Parliament from         1,814
  1994 to 1995; President of the Swiss     $10,001-$50,000
  Police Academy (Neuchatel) from 1996
 to 2003; Member of the Swiss Parliament
    from 1979 to 2003; Parliamentary
    Assembly of the Council of Europe
     (Strasbourg) from 1996 to 2004;
   Executive Board of the "North-South
Centre" (Lisbon) since 1999; President of
   the National Committee for Foreign
Affairs from 2001 to 2003 (Vice President
   from 1991 to 2001); Chairman of the
Board: Berun Frais SA (Maria) since 2002;
   Federation of Swiss Food Industries
(Berne) from 1991 to 2001; Association of
  Swiss Chocolate Manufacturers (Berne)
 from 1991 to 2000; Swiss Association of
    Biscuits and Sugar Confectioners
  Industries (Berne) from 1991 to 2000;
 Vice Chairman of the Board: Federation
of Swiss Employers' Association (Zurich)
           from 1997 to 2001.
-----------------------------------------------------------
    Chairman of the Board of Societe            1,000
  Neuchateloise de Presse and L'Express    $10,001-$50,000
  Communication (Neuchatel) until 2002.












-----------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)


                                                      CLASS II NON-INTERESTED DIRECTOR
                                                         (TERM WILL EXPIRE IN 2008)
--------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)   TERM OF OFFICE                PRINCIPAL                        OTHER DIRECTORSHIPS
    ADDRESS        WITH FUND    AND LENGTH OF               OCCUPATION(S)                       HELD BY DIRECTOR
     & AGE                       TIME SERVED     DURING AT LEAST THE PAST FIVE YEARS



---------------------------------------------------------------------------------------------------------------------------
    Paul R.        Director;    Director since  Of Counsel of Salans (law firm) since       Chairman of the Board and
 Brenner, Esq.   Member of the     December    July 1996; Paul R. Brenner, Attorney-at-      Director: Harry Limited
 25 Moore Road    Governance/       2002.        Law since June 1993; Counsel to the       (Private Investment Company
  Bronxville,     Nominating                    Fund from 1994 to 2002; Partner: Kelly       ("P.I.C.")); MFGAT, Inc.
   New York        Committee                    Drye & Warren LLP (law firm) from 1976  (P.I.C.); Strelsau, Inc. (P.I.C.);
     10708      since 2005; and                                to 1993.                        MG Management Corp.
                Secretary from                                                              (P.I.C.); Marango Capital
    Age 63       1987 to 2002.                                                              Management Corp. (P.I.C.);
                                                                                             Quercus Foundation, Inc.
                                                                                            (Private Foundation); and
                                                                                          Director and Senior Trustee of
                                                                                           The Louis Calder Foundation
                                                                                              (Private Foundation).
---------------------------------------------------------------------------------------------------------------------------
  Mr. Didier       Director;    Director since  Honorary Chairman: Schneider Electric        Director: Fleury Michon
    Pineau-        Member of        1999.      SA (industrial conglomerate) since 1999;      (France); AFEP (France);
  Valencienne      the Audit                       Chairman of the Board and CEO of           Wendel Investissements
 c/o Schneider     Committee                      Schneider Electric SA (industrial        (formerly Compagnie Generale
  Electric SA   since 1999; the                 conglomerate) from 1981 until February   d'Industrie et de Participations
   64 Rue de      Governance/                    1999; Chairman of AFEP from 1999 to        (CGIP)) from 1996 to 2005;
  Miromesnil      Nominating                     2001; Vice Chairman of Credit Suisse     Member of the Board of Pernod
  75008 Paris      Committee                        First Boston (Europe) Limited          Ricard since 2003; Member of
    France      since 2002 and                 (investment banking) from 1999 to 2002;    the Supervisory Board of AXA-
                the Litigation                  Senior Advisor of Credit Suisse First     UAP (France) (insurance) from
    Age 74         Committee                     Boston (Europe) Limited since 2002;      1998 to March 2001; Member of
                 from 2001 to                       Partner, SAGARD Private Equity         Advisory Board of Booz Allen
                     2003.                                Partners (France).                & Hamilton (USA) from 1997
                                                                                           to December 30, 2002; Member
                                                                                          of LaGardere (France) (holding
                                                                                                    company).
---------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt,    Director;    Director since    Senior Vice President and General         Trustee: The Williamsburg
   III, Esq.      Chairman of       1987.      Counsel: Stateside Associates, Inc. from    Investment Trust (registered
 302 Clovelly      the Audit                     August 1993 to May 30, 2004; Senior           investment company).
     Road          Committee                   Consultant to Stateside Associates, Inc.
 Richmond, VA   since 1993 and                    from June 1 to December 31, 2004;
     23221          of the                      Samuel B. Witt, III, Attorney-at-Law,
                  Litigation                              since August 1993.
    Age 70         Committee
                 from 2001 to
                   2003; and
                 Member of the
                  Governance/
                  Nominating
                   Committee
                  since 2002.
---------------------------------------------------------------------------------------------------------------------------


------------------
               PRINCIPAL                 SHARES AND DOLLAR
             OCCUPATION(S)                   RANGE OF
  DURING AT LEAST THE PAST FIVE YEARS      COMMON STOCK
                                           BENEFICIALLY
                                             OWNED AT
                                         DEC. 31, 2005/1/
----------------------------------------------------------
 Of Counsel of Salans (law firm) since         9,177
July 1996; Paul R. Brenner, Attorney-at-   over $100,000
  Law since June 1993; Counsel to the
 Fund from 1994 to 2002; Partner: Kelly
 Drye & Warren LLP (law firm) from 1976
                to 1993.







----------------------------------------------------------
 Honorary Chairman: Schneider Electric         2,303
SA (industrial conglomerate) since 1999;  $10,001-$50,000
    Chairman of the Board and CEO of
   Schneider Electric SA (industrial
 conglomerate) from 1981 until February
  1999; Chairman of AFEP from 1999 to
  2001; Vice Chairman of Credit Suisse
     First Boston (Europe) Limited
(investment banking) from 1999 to 2002;
 Senior Advisor of Credit Suisse First
  Boston (Europe) Limited since 2002;
     Partner, SAGARD Private Equity
           Partners (France).



----------------------------------------------------------
   Senior Vice President and General           3,008
Counsel: Stateside Associates, Inc. from  $10,001-$50,000
  August 1993 to May 30, 2004; Senior
Consultant to Stateside Associates, Inc.
   from June 1 to December 31, 2004;
 Samuel B. Witt, III, Attorney-at-Law,
           since August 1993.








----------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)


                                                       CLASS III INTERESTED DIRECTOR
                                                        (TERM WILL EXPIRE IN 2006)
-------------------------------------------------------------------------------------------------------------------------
     NAME,         POSITION(S)   TERM OF OFFICE                 PRINCIPAL                       OTHER DIRECTORSHIPS
    ADDRESS         WITH FUND    AND LENGTH OF                OCCUPATION(S)                      HELD BY DIRECTOR
     & AGE                        TIME SERVED      DURING AT LEAST THE PAST FIVE YEARS



--------------------------------------------------------------------------------------------------------------------------
    Mr. Paul        Director;    Director since     General Partner: Hottinger et Cie       Director: Drouot Securite;
 Hottinguer/2/     Chairman of       1987.      (Zurich); President: Gaspee (real estate)       Member: Conseil de
Hottinger et Cie  the Board of                      since 1992; Financiere Hottinguer       Surveillance Credit Suisse
Dreikonigstrasse Directors since                (holding company) since 1990; Financiere    Hottinguer; Societe pour le
       55          1989; Chief                  Provence Participations (venture capital     Financement de Bureaux et
  8027 Zurich       Executive                      firm) since 1990; AXA International    d'Usines Sofibus (real estate).
  Switzerland     Officer from                      Obligations (finance) since 1996;
                  1989 to 2002.                   Managing Director: Intercom (holding
     Age 63                                       company) since 1984; Vice Chairman of
                                                    the Board, Director and Member of
                                                     Investment Committee: Hottinger
                                                      Capital Corp; Administrator:
                                                 Investissement Provence SA since 1989;
                                                 Finaxa (finance) since 1982; Permanent
                                                Representative: Credit Suisse Hottinguer
                                                to Provence International (publicly held
                                                   French mutual fund); Credit Suisse
                                                  Hottinguer to CS Oblig Euro Souverain
                                                 (mutual fund); Financiere Hottinguer to
                                                 CS Institutions Monetaire (mutual fund)
                                                from 1990 to 2002; Financiere Hottinguer
                                                  to CS Court Terme (mutual fund) from
                                                 1990 to 2002; Censor - Provence Europe
                                                 (mutual fund); Credit Suisse Hottinguer
                                                   to PPC; Credit Suisse Hottinguer to
                                                 Croissance Britannia (investment fund);
                                                  Credit Suisse Hottinguer to Harwanne
                                                Allemagne; Director: Hottinger U.S., Inc.
                                                          until December 2004.
--------------------------------------------------------------------------------------------------------------------------


------------------
                PRINCIPAL                 SHARES AND DOLLAR
              OCCUPATION(S)                   RANGE OF
   DURING AT LEAST THE PAST FIVE YEARS      COMMON STOCK
                                            BENEFICIALLY
                                              OWNED AT
                                          DEC. 31, 2005/1/
-----------------------------------------------------------
    General Partner: Hottinger et Cie        303,476/3/
(Zurich); President: Gaspee (real estate)   over $100,000
    since 1992; Financiere Hottinguer
(holding company) since 1990; Financiere
Provence Participations (venture capital
   firm) since 1990; AXA International
    Obligations (finance) since 1996;
  Managing Director: Intercom (holding
  company) since 1984; Vice Chairman of
    the Board, Director and Member of
     Investment Committee: Hottinger
      Capital Corp; Administrator:
 Investissement Provence SA since 1989;
 Finaxa (finance) since 1982; Permanent
Representative: Credit Suisse Hottinguer
to Provence International (publicly held
   French mutual fund); Credit Suisse
  Hottinguer to CS Oblig Euro Souverain
 (mutual fund); Financiere Hottinguer to
 CS Institutions Monetaire (mutual fund)
from 1990 to 2002; Financiere Hottinguer
  to CS Court Terme (mutual fund) from
 1990 to 2002; Censor - Provence Europe
 (mutual fund); Credit Suisse Hottinguer
   to PPC; Credit Suisse Hottinguer to
 Croissance Britannia (investment fund);
  Credit Suisse Hottinguer to Harwanne
Allemagne; Director: Hottinger U.S., Inc.
          until December 2004.
-----------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (Unaudited) (continued)


                                                    CLASS III NON-INTERESTED DIRECTORS
                                                        (TERM WILL EXPIRE IN 2006)
-------------------------------------------------------------------------------------------------------------------------
     NAME,        POSITION(S)   TERM OF OFFICE                  PRINCIPAL                       OTHER DIRECTORSHIPS
    ADDRESS        WITH FUND    AND LENGTH OF                 OCCUPATION(S)                      HELD BY DIRECTOR
     & AGE                       TIME SERVED       DURING AT LEAST THE PAST FIVE YEARS



--------------------------------------------------------------------------------------------------------------------------
  Mr. Michael      Director;    Director since    Partner of Brown Brothers Harriman &          Director of American
  Kraynak, Jr.   Member of the      2005.            Co.; Member, BBH Trust Company           Australian Association;
  401 Mountain    Governance/                             Investment Committee.             Chairman, Finance Committee;
     Avenue        Nominating                                                               Member, Executive Committee;
   Ridgewood,      Committee                                                                  President of the Robert
   New Jersey     since 2005.                                                               Brunner Foundation (private
     07450                                                                                  foundation); Trustee of the
     Age 75                                                                                  Ridgecrest Senior Citizens
                                                                                               Housing Corp.; Former
                                                                                            Member of the Ridgewood (NJ)
                                                                                            Financial Advisory Council;
                                                                                            Former Director: Yale Alumni
                                                                                           Association of Bergen County.
--------------------------------------------------------------------------------------------------------------------------
   Mr. Claude      Director;    Director since        E.B.R.D. - European Bank for                      None
 Mosseri-Marlio  Member of the      1993.        Reconstruction and Development; Senior
  6 bis rue du    Governance/                       Advisor: TAM Program (Turn Around
    Cloitre        Nominating                       Management) since 1999; Financial
   Notre-Dame      Committee                     Consultant, portfolio management since
  75004 Paris    since 2002 and                1982; Professor, Schiller University, Paris
     France      Member of the                  since 1989; Professor, American Business
                     Audit                     School, Paris, since 1995; Guest Lecturer,
     Age 75        Committee                       Kelley School of Business, Indiana
                  since 2004.                    University, since 1998; Guest Lecturer,
                                                     Fox School of Business, Temple
                                               University, since 2002; Visiting Professor,
                                                  Tyumen State Institute of Management,
                                                  Tyumen, Russia, since 2002; Visiting
                                                  Professor, Paris Chamber of Commerce,
                                                       Moscow Branch, since 2004.
--------------------------------------------------------------------------------------------------------------------------
   Stephen K.      Director;    Director since    Senior Counsel of Sullivan & Cromwell       Director: Pioneer Funds
   West, Esq.    Member of the      1995.          LLP since 1997; Partner of Sullivan         (registered investment
   Sullivan &     Governance/                          Cromwell from 1964 to 1996.           company) (52 portfolios);
  Cromwell LLP     Nominating                                                                 AMVESCAP PLC (investment
125 Broad Street   Committee                                                                manager) from 1999 to 2005;
 New York, New   since 2002 and                                                             First ING Insurance Company
   York 10004    Member of the                                                             of New York from 1983 to 2001;
                     Audit                                                                      Winthrop Focus Funds
     Age 77        Committee                                                                   (registered investment
                  from 1996 to                                                              company) from 1988 to 1997;
                  2004 and of                                                                ING America Holdings, Inc.
                 the Litigation                                                             (insurance and broker-dealer
                   Committee                                                               holding company) from 1988 to
                  from 2001 to                                                               1998; Dresdner RCM Global
                     2003.                                                                  Strategic Income Fund, Inc.
                                                                                               (registered investment
                                                                                            company) from 1997 to 2002.
--------------------------------------------------------------------------------------------------------------------------


------------------
                 PRINCIPAL                  SHARES AND DOLLAR
               OCCUPATION(S)                    RANGE OF
    DURING AT LEAST THE PAST FIVE YEARS       COMMON STOCK
                                              BENEFICIALLY
                                                OWNED AT
                                            DEC. 31, 2005/1/
-------------------------------------------------------------
   Partner of Brown Brothers Harriman &          1,000
      Co.; Member, BBH Trust Company        $10,001-$50,000
           Investment Committee.










-------------------------------------------------------------
       E.B.R.D. - European Bank for              7,347
  Reconstruction and Development; Senior    $50,001-$100,000
     Advisor: TAM Program (Turn Around
     Management) since 1999; Financial
  Consultant, portfolio management since
1982; Professor, Schiller University, Paris
 since 1989; Professor, American Business
School, Paris, since 1995; Guest Lecturer,
    Kelley School of Business, Indiana
  University, since 1998; Guest Lecturer,
      Fox School of Business, Temple
University, since 2002; Visiting Professor,
   Tyumen State Institute of Management,
   Tyumen, Russia, since 2002; Visiting
   Professor, Paris Chamber of Commerce,
        Moscow Branch, since 2004.
-------------------------------------------------------------
   Senior Counsel of Sullivan & Cromwell         19,217
    LLP since 1997; Partner of Sullivan      over $100,000
        Cromwell from 1964 to 1996.














-------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Executive Officers (Unaudited)

    The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2005.

                                       EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------
        NAME,            POSITION(S)                  PRINCIPAL                   SHARES AND
    ADDRESS & AGE         WITH FUND                 OCCUPATION(S)               DOLLAR RANGE OF
                                         DURING AT LEAST THE PAST FIVE YEARS     COMMON STOCK
                                                                                 BENEFICIALLY
                                                                                   OWNED AT
                                                                                DEC. 31, 2005/1/
------------------------------------------------------------------------------------------------
   Mr. Rodolphe E.      President and   Managing Partner of Hottinger et Cie       320,653/3/
     Hottinger/2/      Chief Executive     (Zurich) since 1987; President:       Over $100,000
   Hottinger et Cie        Officer      Financiere Hottinger Paris; Hottinger
 3 Place des Bergues                     Capital, S.A. (Geneva) (investment
       C.P. 395                         company) since 2000; Hottinger & Co.
    CH-1201 Geneva                       Ltd, UK (investment advisor) since
     Switzerland                       2001; and Emba, NV (investment company)
                                       since 1990; Vice Chairman of the Board,
        Age 49                          Director, Chief Executive Officer and
                                           Member of Investment Committee:
                                        Hottinger Capital Corp. ("HCC") since
                                        1994; Director: Hottinger U.S., Inc.
                                                until December 2004.
------------------------------------------------------------------------------------------------
 Mr. Rudolf Millisits    Senior Vice    Director of HCC since December 2000;         7,392
         HCC             President,     Chief Operating Officer of HCC since    $50,001-$100,000
  1270 Avenue of the    Treasurer and       December 1998; Executive Vice
       Americas        Chief Financial President, Portfolio Manager, Member of
      Suite 400            Officer         Investment Committee and Chief
  New York, New York                       Compliance Officer of HCC since
        10020                          September 1994; Assistant Secretary of
                                        HCC since August 1995; Chairman, CEO,
        Age 48                          Director of Hottinger U.S., Inc since
                                          December 2004; President, CFO of
                                         Hottinger Brothers LLC since 2004;
                                       Executive Vice President and Assistant
                                       Secretary of Hottinger U.S., Inc. until
                                                   December 2004.
------------------------------------------------------------------------------------------------
Mr. Philippe R. Comby, Vice President   Director of HCC since September 2005;        2,627
         CFA                             Senior Vice President of HCC since     $10,001-$50,000
         HCC                             2002; Chief Investment Officer and
  1270 Avenue of the                     Senior Vice President of Hottinger
       Americas                          Brothers LLC since 2004; President,
      Suite 400                        Director and Secretary: Hottinger U.S.,
  New York, New York                    Inc. since December 2004; First Vice
        10020                            President of HCC from 1998 to 2002;
                                        Vice President of Hottinger U.S., Inc
        Age 39                          until December 2004; Treasurer of HCC
                                          since 1997. Member of Investment
                                            Committee of HCC since 1996.
------------------------------------------------------------------------------------------------
Mr. Edward J. Veilleux Vice President  President of EJV Financial Services LLC       2,107
    EJV Financial       and Secretary   (investment company consulting) since   $10,001-$50,000
     Services LLC                       May 2002; Director of Deutsche Asset
  5 Brook Farm Court                   Management from 1999 to 2002; Principal
     Hunt Valley,                      of BT Alex Brown Incorporated from 1989
    Maryland 21030                       to 1999; Executive Vice President,
                                        Investment Company Capital Corp. from
        Age 62                         1987 to 2002; Senior Vice President of
                                         Old Mutual Advisor Funds (formerly
                                       known as the PBHG Funds) since January
                                                        2005.
------------------------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Executive Officers (Unaudited) (concluded)

                                    EXECUTIVE OFFICERS
--------------------------------------------------------------------------------------------
        NAME,          POSITION(S)                PRINCIPAL                   SHARES AND
    ADDRESS & AGE       WITH FUND               OCCUPATION(S)               DOLLAR RANGE OF
                                     DURING AT LEAST THE PAST FIVE YEARS     COMMON STOCK
                                                                             BENEFICIALLY
                                                                               OWNED AT
                                                                            DEC. 31, 2005/1/
--------------------------------------------------------------------------------------------
Peter R. Guarino, Esq.   Chief     Executive Director, Compliance Services       None
 Two Portland Square   Compliance  of Forum Fund Services, LLC since 2004;
Portland, Maine 04101   Officer    Independent Compliance Consultant from
                                      2002 to 2004; General Counsel and
        Age 48                       Global Compliance Director, MiFund,
                                    Inc. (mutual fund services) from 2000
                                       to 2002; Western Division Chief
                                      Operating Officer, Funds Services
                                   Group, Merrill Corporation (mutual fund
                                        services) from 1998 to 2000.
--------------------------------------------------------------------------------------------

1ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (16 PERSONS) OWNED 377,380
 SHARES WHICH CONSTITUTES APPROXIMATELY 1.6% OF THE OUTSTANDING COMMON STOCK OF THE FUND. SHARE NUMBERS IN THIS ANNUAL REPORT HAVE BEEN ROUNDED TO THE NEAREST WHOLE SHARE.
2INDICATES "INTERESTED PERSON," AS DEFINED IN THE INVESTMENT COMPANY ACT OF
 1940, AS AMENDED (THE "1940 ACT"). PAUL HOTTINGUER AND RODOLPHE E. HOTTINGER ARE "INTERESTED PERSONS" BECAUSE OF THEIR AFFILIATION WITH HOTTINGER ET CIE (ZURICH) AND HOTTINGER U.S., INC., CONTROLLING PERSONS OF HCC, THE FUND'S INVESTMENT ADVISOR. ALEXANDRE DE TAKACSY IS AN "INTERESTED PERSON" BECAUSE OF HIS AFFILIATION WITH FINANCIERE HOTTINGER AND HIS FORMER POSITION AS SENIOR ADVISOR TO THE HOTTINGER GROUP AND PRESIDENT OF HOTTINGER U.S., INC.
3HOTTINGER ET CIE (ZURICH), A PARTNERSHIP, OWNS 132,812 SHARES OF THE FUND, HCC
 OWNS 130,034 SHARES OF THE FUND, HOTTINGER TREUHAND AG OWNS 9,104 SHARES OF THE FUND AND HOTTINGER BANK & TRUST LIMITED, NASSAU OWNS 31,526 SHARES OF THE FUND. PAUL HOTTINGUER AND RODOLPHE E. HOTTINGER ARE CONTROLLING PARTNERS OF HOTTINGER ET CIE (ZURICH) AND CONTROLLING STOCKHOLDERS AND DIRECTORS OF HCC AND HOTTINGER TREUHAND AG AND THEREFORE SHARE VOTING AND INVESTMENT POWER OVER THE 303,476 SHARES OF THE FUND OWNED BY HOTTINGER ET CIE (ZURICH), HCC, HOTTINGER TREUHAND AG AND HOTTINGER BANK & TRUST LIMITED, NASSAU. IN ADDITION, RODOLPHE E. HOTTINGER AND HIS CHILDREN DIRECTLY OWN 17,177 SHARES OF THE FUND.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Review of Operations (Unaudited)

Trading activity for the year ended December 31, 2005 involved changes in the following positions:

--------------------------------------------------------------------------------
NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------

ABB Ltd.
Adecco SA
Advanced Digital Broadcast Holding
Bank Sarasin & Cie AG
Berna Biotech AG
Centralschweiz Kraftwerke
Compagnie Financiere Richemont AG, Class A
INFICON Holding AG
IsoTis SA
Jelmoli Holding AG
OZ Holding AG
Precious Woods Holding AG
Swatch Group AG
Swisslog Holding AG
Swiss Steel AG
Zurich Financial Services AG

--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------

BKW FMB Energie AG
Credit Suisse Group
Swiss Reinsurance Company

--------------------------------------------------------------------------------
SECURITIES DISPOSED OF
--------------------------------------------------------------------------------

Ciba Specialty Chemicals AG
Cytos Biotechnology AG
Geberit AG
Holcim Ltd. -- Registered
Huber & Suhner AG
Kaba Holdings AG
Kuoni Reisen Holding AG
Micronas Semiconductor Holding AG
SIG Holding AG
St. Galler Kantonalbank
Temenos Group AG

--------------------------------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
--------------------------------------------------------------------------------

Actelion Ltd.
Elektrizitaets-Gesellschaft Laufenburg AG
Kuehne & Nagel International AG
Logitech International SA
Nestle AG
Novartis AG
Phonak Holding AG
SGS Societe Generale de Surveillance Holding SA
Sika AG
Sulzer AG
Syngenta AG

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments                 December 31, 2005

                                                                 Percent
        No. of                                                   of Net
        Shares               Security*                 Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- 103.66%

        BANKS -- 16.06%

          2,143 BANK SARASIN & CIE AG
                REGISTERED SHARES                   $  4,390,227   1.05%
                Offers private banking, asset
                management, investment
                advisory, and institutional
                banking services.
                (Cost $4,832,790)

        428,000 CREDIT SUISSE GROUP/2/
                REGISTERED SHARES                     21,758,033   5.18%
                A global diversified financial
                service company with large
                activity in private banking,
                investment banking, asset
                management and insurance
                service.
                (Cost $14,071,733)

        435,000 UBS AG/2/
                REGISTERED SHARES                     41,290,261   9.83%
                A global diversified financial
                service company with large
                activity in private banking,
                investment banking, and asset
                management.
                (Cost $7,578,949)
                                                    ------------  -----
                                                      67,438,521  16.06%

        BASIC RESOURCES -- 2.66%

        101,136 PRECIOUS WOODS HOLDING AG/1/
                BEARER SHARES                          9,093,377   2.17%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $9,076,879)

                                                                Percent
        No. of                                                  of Net
        Shares              Security*                 Value     Assets
        ---------------------------------------------------------------

        BASIC RESOURCES -- (CONTINUED)

         71,000 SWISS STEEL AG
                REGISTERED SHARES                  $  2,071,361  0.49%
                Manufactures industrial and
                construction steel.
                (Cost $2,180,101)
                                                   ------------  ----
                                                     11,164,738  2.66%

        BIOTECHNOLOGY -- 1.82%

         61,331 ACTELION LTD./1/
                REGISTERED SHARES                     5,058,371  1.21%
                Pharmaceutical company that
                develops and markets synthetic
                small-molecule drugs against
                diseases related to the
                endothelium.
                (Cost $3,843,176)

        158,111 BERNA BIOTECH AG/1/
                REGISTERED SHARES                     1,877,490  0.45%
                Develops and produces viral and
                bacterial vaccines for influenza,
                hepatitis, travel and general
                immunization.
                (Cost $1,182,476)

        461,110 ISOTIS SA/1/
                BEARER SHARES                           657,754  0.16%
                Develops technologies in the field
                of tissue repair, replacement, and
                regeneration.
                (Cost $742,637)
                                                   ------------  ----
                                                      7,593,615  1.82%

        CHEMICALS -- 4.48%

          2,924 SIKA AG
                BEARER SHARES                         2,418,271  0.58%
                Leading producer of construction
                chemicals.
                (Cost $653,545)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2005

                                                                Percent
         No. of                                                 of Net
         Shares              Security*                Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         CHEMICALS -- (CONTINUED)

         131,931 SYNGENTA AG/2/
                 REGISTERED SHARES                 $ 16,366,872  3.90%
                 Produces herbicides, insecticides
                 and fungicides, and seeds for
                 field crops, vegetables, and
                 flowers.
                 (Cost $7,768,263)
                                                   ------------  ----
                                                     18,785,143  4.48%

         CYCLICAL GOODS & SERVICES -- 3.99%

         315,000 COMPAGNIE FINANCIERE
                 RICHEMONT AG, CLASS A/2/
                 BEARER SHARES                       13,671,232  3.26%
                 Manufactures and retails luxury
                 goods through subsidiaries.
                 Produces jewelry, watches,
                 leather goods, writing
                 instruments, and mens' and
                 womens' wear.
                 (Cost $10,534,476)

          20,800 SWATCH GROUP AG
                 BEARER SHARES                        3,077,507  0.73%
                 Manufactures finished watches,
                 movements and components.
                 Produces components necessary
                 to its eighteen watch brand
                 companies. Also operates retail
                 boutiques.
                 (Cost $2,818,397)
                                                   ------------  ----
                                                     16,748,739  3.99%

                                                                  Percent
        No. of                                                    of Net
        Shares                Security*                 Value     Assets
       ------------------------------------------------------------------

       FINANCIAL SERVICES -- 0.24%

          15,000 OZ HOLDING AG
                 BEARER SHARES                       $  1,001,556   0.24%
                 Provides brokerage and banking
                 services, specializing in futures
                 and options.
                 (Cost $987,525)
                                                     ------------  -----
                                                        1,001,556   0.24%

       FOOD & BEVERAGES -- 15.57%

             300 LINDT & SPRUNGLI AG
                 REGISTERED SHARES                      4,996,396   1.19%
                 Major manufacturer of premium
                 Swiss chocolates.
                 (Cost $1,196,399)

         202,500 NESTLE AG/2/
                 REGISTERED SHARES                     60,383,550  14.38%
                 Largest food and beverage
                 processing company in the
                 world.
                 (Cost $12,107,256)
                                                     ------------  -----
                                                       65,379,946  15.57%

       INDUSTRIAL GOODS & SERVICES -- 10.27%

       2,014,000 ABB LTD./1,2/
                 REGISTERED SHARES                     19,483,668   4.64%
                 The holding company for ABB
                 Group which is one of the largest
                 electrical engineering firms in the
                 world.
                 (Cost $14,418,699)

         103,000 ADECCO SA
                 REGISTERED SHARES                      4,735,992   1.13%
                 Leading personnel and temporary
                 employment company.
                 (Cost $4,740,813)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2005

                                                                Percent
        No. of                                                  of Net
        Shares              Security*                 Value     Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

         2,055 BELIMO HOLDING AG
               REGISTERED SHARES                   $  1,224,003  0.29%
               World market leader in damper
               and volume control actuators for
               ventilation and air-conditioning
               equipment.
               (Cost $433,588)

        15,240 INFICON HOLDING AG/1/
               Registered Shares                      2,012,034  0.48%
               Manufactures and markets
               vacuum instruments used to
               monitor and control production
               processes. Manufactures on-site
               chemical detection and
               monitoring system.
               (Cost $1,444,912)

        13,418 KUEHNE & NAGEL INTERNATIONAL AG
               REGISTERED SHARES                      3,772,047  0.90%
               Operates sea freight, land and rail
               transportation businesses and
               warehousing and distribution
               facilities.
               (Cost $673,385)

         3,898 SGS SOCIETE GENERALE DE
               SURVEILLANCE HOLDING SA
               REGISTERED SHARES                      3,277,047  0.78%
               Provides a variety of industrial
               inspection, analysis, testing and
               verification services worldwide.
               (Cost $1,009,843)

        14,716 SULZER AG
               REGISTERED SHARES                      7,771,415  1.85%
               Manufactures and sells surface
               coatings, pumps, process
               engineering equipment, and fuel
               cells.
               (Cost $5,423,350)

                                                                  Percent
       No. of                                                     of Net
       Shares                Security*                  Value     Assets
       ------------------------------------------------------------------

       INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

       900,000 SWISSLOG HOLDING AG/1/
               REGISTERED SHARES                     $    853,598   0.20%
               Offers consulting, financing,
               general contracting, software,
               and outsourcing services for
               warehouses and distribution
               centers.
               (Cost $910,942)
                                                     ------------  -----
                                                       43,129,804  10.27%
       INSURANCE -- 10.03%

       263,088 SWISS REINSURANCE COMPANY/2/
               REGISTERED SHARES                       19,203,358   4.57%
               One of the leading global
               reinsurers.
               (Cost $17,043,772)

       107,900 ZURICH FINANCIAL SERVICES AG/2/
               REGISTERED SHARES                       22,923,480   5.46%
               Offers property, accident, health,
               automobile, liability, financial risk
               and life insurance and retirement
               products.
               (Cost $19,098,648)
                                                     ------------  -----
                                                       42,126,838  10.03%

       MEDICAL TECHNOLOGY -- 0.17%

        16,867 PHONAK HOLDING AG
               REGISTERED SHARES                          724,362   0.17%
               Designs and produces wireless
               analog and digital hearing aids,
               transmitters, remote controls,
               microphones and receivers for
               use in wireless communications
               within broadcasting and sports.
               (Cost $143,401)
                                                     ------------  -----
                                                          724,362   0.17%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (continued)     December 31, 2005

                                                                 Percent
        No. of                                                   of Net
        Shares               Security*                 Value     Assets
       -----------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       PHARMACEUTICALS -- 29.32%

       1,149,000 NOVARTIS AG/2/
                 REGISTERED SHARES                  $ 60,198,376  14.34%
                 One of the leading manufacturers
                 of pharmaceutical and nutrition
                 products.
                 (Cost $13,461,235)

         420,000 ROCHE HOLDING AG/2/
                 DIVIDEND RIGHTS CERTIFICATES         62,874,919  14.98%
                 Worldwide pharmaceutical
                 company.
                 (Cost $8,467,363)
                                                    ------------  -----
                                                     123,073,295  29.32%

       RETAILERS -- 1.32%

          24,767 GALENICA HOLDING AG
                 REGISTERED SHARES                     4,416,135   1.05%
                 Manufactures and distributes
                 prescription and over-the-
                 counter drugs, toiletries and
                 hygiene products.
                 (Cost $3,088,902)

             800 JELMOLI HOLDING AG
                 BEARER SHARES                         1,138,131   0.27%
                 Owns and operates department
                 and retail stores and provides
                 mail-order catalog and real estate
                 leasing services.
                 (Cost $1,200,963)
                                                    ------------  -----
                                                       5,554,266   1.32%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security*                 Value     Assets
        ----------------------------------------------------------------

        TECHNOLOGY -- 3.88%

         53,117 ADVANCED DIGITAL BROADCAST
                HOLDING/1/
                REGISTERED SHARES                   $  4,836,329  1.15%
                Develops equipment and systems
                to view and interact with digital
                TV broadcast through cable,
                satellite, and telecommunication
                networks.
                (Cost $3,619,104)

        244,363 LOGITECH INTERNATIONAL SA/1/
                REGISTERED SHARES                     11,449,156  2.73%
                Manufactures personal computer
                input devices, as well as
                producing trackballs, desktop
                publishing programs and related
                software.
                (Cost $3,847,914)
                                                    ------------  ----
                                                      16,285,485  3.88%

        UTILITY SUPPLIERS -- 3.85%

        204,450 BKW FMB ENERGIE AG
                REGISTERED SHARES                     13,651,201  3.25%
                Generates and distributes
                electricity. Produces electricity
                using nuclear, hydroelectric,
                solar, biomass and wind energy.
                (Cost $10,934,886)

          7,000 CENTRALSCHWEIZERISCHE
                KRAFTWERKE
                BEARER SHARES                          1,354,376  0.32%
                Supplies electric power, operates
                and maintains distribution
                network facilities, constructs and
                installs equipment, and offers
                consulting services to its clients.
                (Cost $1,161,341)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (concluded)     December 31, 2005

                                                               Percent
         No. of                                                of Net
         Shares            Security*                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         UTILITY SUPPLIERS -- (CONTINUED)

         1,953  ELEKTRIZITAETS-GESELLSCHAFT
                LAUFENBURG AG
                REGISTERED SHARES                $  1,178,068    0.28%
                Generates and sells electricity.
                Operates nuclear and
                hydroelectric generating plants.
                Sells excess power throughout
                Europe.
                (Cost $1,312,428)
                                                 ------------  ------
                                                   16,183,645    3.85%

                TOTAL COMMON STOCKS
                (Cost $192,010,091)**            $435,189,953  103.66%

                OTHER LIABILITIES LESS OTHER
                ASSETS, NET                       (15,376,323)  (3.66)%
                                                 ------------  ------

                NET ASSETS                       $419,813,630  100.00%
                                                 ============  ======

                      PORTFOLIO HOLDINGS
                       % of Total Investments
                       Pharmaceuticals               28.28%
                       Banks                         15.50%
                       Food & Beverages              15.02%
                       Industrial Goods & Services    9.91%
                       Insurance                      9.68%
                       Chemicals                      4.32%
                       Cyclical Goods & Services      3.85%
                       Technology                     3.74%
                       Utility Suppliers              3.72%
                       Basic Resources                2.56%
                       Biotechnology                  1.74%
                       Retailers                      1.28%
                       Financial Services             0.23%
                       Medical Technology             0.17%
                                                    ------
                                                    100.00%
                                                    ------

--------------------------------------------------------------------------------
  /1/NON-INCOME PRODUCING SECURITY.
  /2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
 *COMPANY DESCRIPTIONS HAVE NOT BEEN AUDITED.
**COST FOR FEDERAL INCOME TAX PURPOSES IS $192,069,006 AND NET UNREALIZED
  APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $244,537,187
                   GROSS UNREALIZED DEPRECIATION    (1,416,240)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $243,120,947
                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Statement of Assets and Liabilities     December 31, 2005



ASSETS:
   Investments, at value (cost $192,010,091).......................................    $435,189,953
   Cash............................................................................       2,336,470
   Foreign currency (cost $12,876,669).............................................      12,761,766
   Tax reclaims receivable.........................................................       1,196,873
                                                                                       ------------
     Total assets................................................................       451,485,062
                                                                                       ------------
LIABILITIES:
   Capital gain distribution payable...............................................      30,763,847
   Capital shares payable..........................................................         253,245
   Advisory fees payable (Note 2)..................................................         280,460
   Directors' fees and expenses....................................................          75,001
   Accrued expenses and other......................................................         298,879
                                                                                       ------------
     Total liabilities...........................................................        31,671,432
                                                                                       ------------
     Net assets..................................................................      $419,813,630
                                                                                       ------------
COMPOSITION OF NET ASSETS:
   Paid in capital.................................................................     170,856,078
   Distributable earnings..........................................................
     Undistributed net investment income..................................     470,513
     Accumulated net realized gain from investment and foreign currency
       transactions.......................................................   5,551,833
     Net unrealized appreciation on investments and foreign currency...... 242,935,206
                                                                           -----------
     Total distributable earnings................................................       248,957,552
                                                                                       ------------
Net assets............................................................................ $419,813,630
                                                                                       ------------
NET ASSET VALUE PER SHARE:
   ($419,813,630 / 24,029,498 shares outstanding, 50 million shares authorized)....    $      17.47
                                                                                       ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

  Statement of Operations                 For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $991,737)......................... $ 5,987,157
   Interest....................................................................      74,465
                                                                                -----------
     Total income..............................................................   6,061,622
                                                                                -----------
EXPENSES:
   Investment advisory fees (Note 2)...........................................   3,214,790
   Directors' fees & expenses..................................................     406,918
   Professional fees...........................................................     341,596
   Administration fees.........................................................     333,870
   Custody fees................................................................     183,953
   Printing and shareholder reports............................................     110,322
   Accounting fees.............................................................     101,510
   Transfer agent fees.........................................................      31,067
   Miscellaneous...............................................................     196,773
                                                                                -----------
     Total expenses............................................................   4,920,799
                                                                                -----------
     Net investment income.....................................................   1,140,823
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions...................................................  37,161,885
     Foreign currency transactions.............................................    (670,310)
   Net change in unrealized appreciation/depreciation from:
     Investment transactions...................................................  19,996,117
     Foreign currency translations.............................................  (1,564,407)
                                                                                -----------
   Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency.  54,923,285
                                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................................... $56,064,108
                                                                                ===========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

                   Statements of Changes in Net Assets

                                                          For the Years Ended
                                                          December 31,
                                                          -------------------
                                                          2005      2004

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (expenses in excess of).. $  1,140,823     $   (285,349)
   Net realized gain (loss) from:
     Investment transactions......................   37,161,885       24,407,382
     Foreign currency transactions................     (670,310)         800,502
   Net change in unrealized
     appreciation/depreciation from:
     Investments..................................   19,996,117       31,782,290
     Foreign currency.............................   (1,564,407)         737,959
                                                   ------------     ------------
   Net increase in net assets from operations.....   56,064,108       57,442,784
                                                   ------------     ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and net realized gains
     from foreign currency transactions...........     (514,998)      (2,309,546)
   In excess of net investment income.............           --         (285,504)
   Net realized capital gains.....................  (38,324,832)/1/  (19,781,630)
                                                   ------------     ------------
     Total distributions to stockholders..........  (38,839,830)     (22,376,680)
                                                   ------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment of
     dividends and distributions..................    7,643,488               --
   Value of shares repurchased....................   (6,568,476)      (2,537,410)
                                                   ------------     ------------
   Total increase (decrease) from capital share
     transactions.................................    1,075,012       (2,537,410)
                                                   ------------     ------------
   Total increase in net assets...................   18,299,290       32,528,694
NET ASSETS:
   Beginning of year..............................  401,514,340      368,985,646
                                                   ------------     ------------
   End of year (including undistributed net
     investment income of $470,513 and $514,998,
     respectively)................................ $419,813,630     $401,514,340
                                                   ============     ============


--------------------------------------------------------------------------------
/1/INCLUDES A REPORTING ADJUSTMENT OF $2,357 FOR SHORT-TERM CAPITAL GAINS AND
   $4,598 FOR LONG-TERM CAPITAL GAINS, WHICH WERE PROPERLY DISTRIBUTED IN THE PREVIOUS YEAR.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights


                                                                                 For the Years Ended December 31,
                                                                      -------------------------------------------------------
                                                                        2005       2004       2003       2002        2001
-------------------------------------------------------------------   --------  --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period............................ $  16.79  $  15.31   $  11.82   $  13.16   $  17.92
                                                                      --------  --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of income)..............  0.05/1/     (0.01)     (0.01)     (0.02)     (0.03)
   Net realized and unrealized gain (loss) on investments/2/.........     2.24      2.41       4.24      (0.71)     (4.34)
                                                                      --------  --------   --------   --------   --------
   Total from investment operations..................................     2.29      2.40       4.23      (0.73)     (4.37)
                                                                      --------  --------   --------   --------   --------
   Gain from capital share repurchases...............................     0.04      0.02       0.02       0.02       0.06
   Capital charge resulting from the issuance of fund shares.........    (0.04)       --      (0.06)        --      (0.14)
                                                                      --------  --------   --------   --------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income and net realized gains from
    foreign currency transactions....................................    (0.02)    (0.10)     (0.14)     (0.06)        --
   Dividends in excess of net investment income......................       --     (0.01)        --      (0.01)        --
   Distributions from net realized capital gains.....................    (1.59)    (0.83)     (0.56)     (0.56)     (0.31)
                                                                      --------  --------   --------   --------   --------
   Total distributions...............................................    (1.61)    (0.94)     (0.70)     (0.63)     (0.31)
                                                                      --------  --------   --------   --------   --------
   Net asset value at end of period.................................. $  17.47  $  16.79   $  15.31   $  11.82   $  13.16
                                                                      ========  ========   ========   ========   ========
   Market value per share at end of period........................... $  15.31  $  14.95   $  12.92   $   9.64   $  11.00
                                                                      ========  ========   ========   ========   ========
TOTAL INVESTMENT RETURN/3/:
   Based on market value per share...................................    13.11%    23.65%     41.76%     (4.46)%   (22.10)%
   Based on net asset value per share................................    14.92%    17.19%     37.00%     (6.92)%   (24.94)%
RATIOS TO AVERAGE NET ASSETS:
   Expenses..........................................................     1.19%     1.14%      1.30%      1.31%      1.39%/4/
   Net investment income (expenses in excess of income)..............     0.27%    (0.08)%    (0.07)%    (0.14)%    (0.23)%
SUPPLEMENTAL DATA:
   Net assets at end of period (000's)............................... $419,814  $401,514   $368,986   $279,799   $314,436
   Average net assets during period (000's).......................... $415,074  $378,205   $306,563   $308,018   $341,806
   Stockholders of record/5/.........................................      740       926        964      1,001      1,067
   Portfolio turnover rate...........................................       37%       41%        89%        83%        32%


--------------------------------------------------------------------------------
/1/CALCULATED USING THE AVERAGE SHARES METHOD.
/2/INCLUDES NET REALIZED AND UNREALIZED CURRENCY GAIN (LOSS).
/3/TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT
   RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE.
/4/THE INCREASE IN THE FUND'S EXPENSE RATIO WAS ATTRIBUTABLE TO EXTRAORDINARY
   EXPENSES IN CONNECTION WITH A STOCKHOLDER'S PROXY CONTEST FOR THE ELECTION
   OF DIRECTORS AND THE TERMINATION OF THE MANAGEMENT CONTRACT AND IN
   CONNECTION WITH DEFENSE AGAINST A LAWSUIT AGAINST THE FUND AND ITS DIRECTORS PLUS THE IMPACT OF A DECLINE IN THE FUND'S NET ASSETS.
/5/NOT AUDITED BY DELOITTE & TOUCHE LLP.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. On December 31, 2005, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays dividends annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

F. SECURITIES LENDING INCOME
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. There were no securities on loan during the 2005 fiscal year.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain
(loss) are disclosed separately.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

I. CASH BALANCES
The Fund maintains cash in an interest bearing account that, at times, may exceed U.S. federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such account.

J. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. For the year ended December 31, 2005, the Fund paid the Advisor $3,214,790 in investment advisory fees. The Fund paid Hottinger & Cie $64,225 in brokerage commissions for the year ended December 31, 2005.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the "Committee") of the Board. As of December 31, 2005, the Committee allocated $77,376 of expenses incurred in connection with publicizing the Fund as follows: $38,688 to the Fund and $38,688 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee which is accrued daily and paid monthly.

Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)


The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund, its Advisor, or Citigroup, approximately $23,800 per annum in compensation, except for the Chairmen of the Audit Committee and the Governance/Nominating Committee, to whom the Fund pays an annual fee of approximately $28,800. In addition, the Fund pays each disinterested director $1,300 for each Board meeting attended and $750 for each committee meeting attended, if it is held separately. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 130,034 of the 24,029,498 shares outstanding on December 31, 2005. Transactions in capital shares were as follows:

                            For the Year Ended     For the Year Ended
                             December 31, 2005      December 31, 2004
                            ------------------     ------------------
                           Shares       Amount    Shares       Amount
                          ------       ------    ------       ------
           Dividends
            Reinvested   542,380  $ 7,643,488        --  $        --
           Repurchased  (422,100)  (6,568,476) (189,100)  (2,537,410)
                        --------  -----------  --------  -----------
           Net increase
            (decrease)   120,280  $ 1,075,012  (189,100) $(2,537,410)
                        ========  ===========  ========  ===========

NOTE 5--FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
At December 31, 2005, accumulated net investment income and accumulated net realized gain (loss) from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions.

The following reclassification was a result of currency losses and has no impact on the net assets of the Fund.

                      Undistributed Net Undistributed Net
                      Investment Income     Realized Gain
                      ----------------- -----------------
                         $(670,310)         $670,310

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2005, were $150,078,857 and $180,884,385, respectively.

The tax character of distributions paid during 2005 and 2004 was as follows (see pages 28 and 29 for details):

                                               2005        2004
                                               ----        ----
                Ordinary income         $ 1,762,873 $10,287,151
                Long-term capital gains $37,076,957 $12,089,529

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                     Ordinary income          $  1,283,784
                     Long-term capital gains  $  5,017,526
                     Capital and other losses     (220,049)
                     Unrealized appreciation  $242,876,291

For tax purposes, the current year post-October loss was $220,049. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

NOTE 6--STOCK REPURCHASE PROGRAM
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. During the year ended December 31, 2005, the Fund repurchased and retired 422,100 shares at an average price of $15.56 per share (including brokerage commissions) and a weighted average discount of 13.80%. These repurchases, which had a total cost of $6,568,476, resulted in an increase of $1,044,349 to the Fund's net asset value.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Swiss Helvetia Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 17, 2006

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications
The Fund's chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of June 7, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR and Form N-Q contain certifications by the Fund's chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund's disclosures in such reports and certifications regarding the Fund's disclosure controls and procedures and internal control over financial reporting.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the "Codes"). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

   The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

   Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)

Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

   Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

Distributions
The following information summarizes all distributions declared by the Fund during the year ended December 31, 2005.

                                        Record  Payable
               Distribution              Date    Date    Amount
               ------------            -------- ------- --------
               Income                    6/6/05 6/17/05 $0.07200
               Long-Term Capital Gains   6/6/05 6/17/05 $0.25800
               Long-Term Capital Gains 12/19/05 1/31/06 $1.27600
                                                        --------
               Total Distributions                      $1.60600
                                                        ========

   The Fund elects to pass through $.04127 per share to its stockholders as a credit for taxes paid to Switzerland during its fiscal year ended December 31, 2005.

   The Fund designates 55.40% of its income distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.



--------------------------------------------------------------------------------

Tax Information For the Year Ended December 31, 2005

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The Fund's distributions to stockholders of long-term capital gains included $6,308,512 in connection with the distribution paid June 17, 2005 to stockholders of record on June 6, 2005, and $30,763,847 in connection with the distribution to be paid January 31, 2006 to shareholders of record on December 19, 2005.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset val-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

ue, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A SWISS INVESTMENTS FUND





                         THE SWISS HELVETIA FUND, INC.

                               EXECUTIVE OFFICES
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com
                                   THE SWISS
--------------------------------------------------------------------------------
                                   HELVETIA
--------------------------------------------------------------------------------
                                  FUND, INC.
--------------------------------------------------------------------------------
                                  www.swz.com





ANNUAL REPORT
FOR THE
YEAR ENDED DECEMBER 31, 2005

ITEM 2. CODE OF ETHICS
As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT The Registrant's Board of Directors (the "Board") has determined that Messrs. Didier Pineau-Valencienne and Samuel
B. Witt, III, Esq., each a member of the audit committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Messrs. Pineau-Valencienne and Witt each are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,000 in 2004 and $38,575 in 2005.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the "investment adviser") which were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2004 and $4,200 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $4,000 in 2004 and $4,200 in 2005. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant's Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Act"):

Didier Pineau-Valencienne
Claude Mosseri-Marlio
Samuel B. Witt, III, Esq.

ITEM 6. SCHEDULE OF INVESTMENTS
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the "Advisor"), to vote the Registrant's proxies in accordance with Advisor's proxy voting guidelines and procedures. The Advisor has adopted proxy voting guidelines (the "Voting Guidelines") that provide as follows:

o The Advisor votes proxies in respect of a client's securities in the client's best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

o Unless the Advisor's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor votes proxies in a manner consistent with the Voting Guidelines.

o To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee votes in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee's determination of the manner in which to vote to the Registrant's Audit Committee.

o The Advisor also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

The Advisor's Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

o support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

o support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

o oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PRINCIPAL PORTFOLIO MANAGERS

         As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Registrant's portfolio.

         Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is a Vice President of the Registrant and a Director and Senior Vice President of the Advisor. He also is a Director and the President of Hottinger U.S., Inc. and the Chief investment Officer and Senior Vice President of Hottinger Brothers LLC, each of which is a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.

         Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Registrant and the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc. and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, proving portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

         The Registrant's portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

         MATERIAL CONFLICTS RELATED TO MANAGEMENT OF SIMILAR ACCOUNTS. The potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant's strategy (collectively, "Similar Accounts"). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

         Potential conflicts of interest may arise because of a portfolio manager's management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant's portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

         A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

         OTHER  ACCOUNTS  MANAGED BY THE  PORTFOLIO  MANAGERS.  The chart  below includes information regarding the Registrant's portfolio managers, as of December 31, 2005. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant's portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.


                            REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
PORTFOLIO MANAGER           COMPANIES ($)              VEHICLES ($)                  OTHER ACCOUNTS ($)
--------------------------- -------------------------- ----------------------------- ------------------------
--------------------------- -------------------------- ----------------------------- ------------------------
Philippe Comby              1  (419.7 million)                      0                21  (52.4 million)
--------------------------- -------------------------- ----------------------------- ------------------------
--------------------------- -------------------------- ----------------------------- ------------------------
Rudolf Millisits            1  (419.7 million)                      0                21  (52.4 million)


COMPENSATION FOR THE PORTFOLIO MANAGERS

         The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant's strategies.

         During the fiscal period covered by this Report on Form N-CSR, the Registrant's portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers' compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager's positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor's investment philosophy.

         Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

         Variable bonus is based on the portfolio managers' quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers' bonuses also can be influenced by subjective measurement of the managers' ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

     As of December 31, 2005, Mr. Comby and Mr. Millisits owned between $10,001-$50,000 and over $100,000 of shares of common stock of the Registrant, respectively.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
--------------------------------------------------------------------------------

                                                                                                  (d) Maximum
                                                                                                   Number (or
                                                                                                   Approximate
                                                                         (c) Total Number of    Dollar Value) of
                                                                         Shares (or Units)      Shares that May
                                                                        Purchased as Part of    Yet Be Purchased
                      (a) Total Number of          (b) Average Price      Publicly Announced    Under the Plans or
Period                 Shares Purchased              Paid per Share      Plans or Programs           Programs
------------------------------------------------------------------------------------------------------------
07/01/05 - 07/31/05
                                                                                                    250,000
------------------------------------------------------------------------------------------------------------

08/01/05 - 08/31/05                                                                                 250,000
------------------------------------------------------------------------------------------------------------

09/01/05 - 09/30/05                                                                                 250,000
------------------------------------------------------------------------------------------------------------
10/01/05 - 10/31/05                                     14.8094
                                   62,200                                        62,200             437,800
------------------------------------------------------------------------------------------------------------
11/01/05 - 11/30/05                                     15.5523
                                  151,200                                       151,200             286,600
------------------------------------------------------------------------------------------------------------

12/01/05 - 12/31/05               208,700               15.6755                 208,700              77,900
------------------------------------------------------------------------------------------------------------
Total                                                                           422,100
                                  422,100               15.3457                                      77,900
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

At the October 18, 2005 meeting of the Board, the Board approved an increase in its authorization for open market repurchases of Fund shares by the Advisor from 250,000 shares to 500,000 shares. The approved increase, announced to the public in a press release on October 19, 2005, expired on December 31, 2005. At the December 8, 2005 meeting of the Board, the Board approved the purchase of up to 1,000,000 shares of the Fund by the Advisor during 2006. The approved purchase plan, announced to the public in a press release on December 8, 2005, expires on December 31, 2006.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS No material changes to procedures.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE SWISS HELVETIA FUND, INC.

By       /s/ Rodolphe E. Hottinger
         ---------------------------
         Rodolphe E. Hottinger, Chief Executive Officer

Date      March 6, 2006
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By       /s/ Rodolphe E. Hottinger
         -----------------------------------
         Rodolphe E. Hottinger, Chief Executive Officer

Date      March 6, 2006
         -----------------------------------


By        /s/ Rudolf Millisits
         -----------------------------------
         Rudolf Millisits, Chief Financial Officer

Date     March 7, 2006
         -----------------------------------